EXHIBIT 10.32

                                                 FR T-4
                                                 OMB No. 7100-0019
                                                 Approval expires March 31, 2008


                BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM

          Statement of Purpose for an Extension of Credit by a Creditor
                           (Federal Reserve Form T-4)

                         Deutsche Bank Securities, Inc.
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                                Name of Creditor

This report is required by law (15         Public reporting burden for this
U.S.C. 78g and 78w; 12 CFR 220).           collection of information is
                                           estimated to average 10 minutes per
The Federal Reserve may not conduct        response, including the time to
or sponsor, and an organization (or a      gather and maintain data in the
person) is not required to respond         required form and to review
to, a collection of information            instructions and complete the
unless it displays a currently valid       information collection. Send comments
OMB control number.                        regarding this burden estimate or any
                                           other aspect of this collection of
                                           information, including suggestions
                                           for reducing this burden, to
                                           Secretary, Board of Governors of the
                                           Federal Reserve System, 20th and C
                                           Streets, N.W., Washington, DC 20551;
                                           and to the Office of Management and
                                           Budget, Paperwork Reduction Project
                                           (7100-0019), Washington, DC 20503.

Instructions

1. This form must be completed only if the purpose of the credit being extended is not to purchase, carry, or trade in securities and the credit is in excess of that otherwise permitted under Regulation T. (See ss. 220.6(e)(2)).

2. Please print or type (if space is inadequate, attach separate sheet).


Part I To be completed by customer(s)

1.  What is the amount of the credit being extended?  $1,000,000 plus interest
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2.  The borrower acknowledges that no part of this credit will be used to purchase, carry, or trade in securities. The purpose of the credit is described in detail as follows:

Working Capital
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3.  Are any of the securities listed in Part II to be delivered, or have any
    such securities been delivered from a bank, broker, dealer, or other person on a "delivery against payment" basis? |_| Yes |X| No


I (We) have read this form and certify that to the best of my (our) knowledge and belief the information given is true, accurate, and complete.

Signed:                                  Signed:


/s/ Conrad Lowry           5/24/07
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Borrower's signature        Date         Borrower's signature        Date

Salon Media Group, Inc.
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Print or type name                       Print or type name


                    This form should not be signed if blank.


    A borrower who falsely certifies the purpose of a credit on this form or otherwise willfully or intentionally evades the provisions of Regulation T will also violate Federal Reserve Regulation X, "Borrowers of Securities Credit."